Exhibit 99.1

DEBTOR: Perseon Corporation				MONTHLY OPERATING REPORT CHAPTER 11

CASE NUMBER: 16-24435 RKM

Form 2-A COVER SHEET For Period Ending: 5/23/2016 to 5/31/2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 14 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court.  Submit a duplicate, with original signature, to the U. S. Trustee.

Mark One Box for Each Required Document:

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
☒	☐	1.	Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			IMPORTANT: Redact account numbers and remove check images
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 7/18/2016	Print Name: Clinton E. Carnell Jr.

Signature: /s/ Clinton E. Carnell Jr.

Title: CEO and President

Rev. 12/10/2009

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B CASH RECEIPTS AND DISBURSEMENTS STATEMENT For Period: 5/23/16 TO 5/31/16

CASH FLOW SUMMARY		Current Month		Accumulated

1.	Beginning Cash Balance	$278,088.92	(1)	$278,088.92	(1)
2.	Cash Receipts
	Operations	-		-
	Sale of Assets	-		-
	Loans/advances	-		-
	Other	$7.86		$7.86

	Total Cash Receipts	$7.86		$7.86

3.	Cash Disbursements
	Operations	(13,790.02)		(13,797.88)
	Debt Service/Secured loan payment	-
	Professional fees/U.S. Trustee fees	-
	Other	-

	Total Cash Disbursements	$(13,790.02)		$(13,790.02)

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	13,797.88		13,797.88

5.	Ending Cash Balance (to Form 2-C)	$291,886.80	(2)	$291,886.80	(2)

CASH BALANCE SUMARY	Financial Institution	Book Balance

Petty Cash		$-

DIP Operating Account	Wells Fargo xxxx-1802	260,873.59

DIP State Tax Account		-

DIP Payroll Account	Wells Fargo xxxx-5217	4,665.12

Other Operating Account	Wells Fargo CC security deposit	25,000.00

Other Interest-bearing Account	Wells Fargo MM xxxx-8458	1,348.09

TOTAL (must agree with Ending Cash Balance above)		$291,886.80

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
(2) All cash balances should be the same.

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B CASH RECEIPTS AND DISBURSEMENTS STATEMENT For Period: 5/23/16 TO 5/31/16

CASH RECEIPTS DETAIL	Account No:	Wells Fargo xxxx-1802
(attach additional sheets as necessary)

Date	Payer	Description	Amount

	None		$-

		Total Cash Receipts	$- (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B			Page 1 of 1 Rev. 12/10/2009

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B CASH RECEIPTS AND DISBURSEMENTS STATEMENT For Period: 5/23/16 TO 5/31/16

CASH RECEIPTS DETAIL	Account No:	Wells Fargo xxxx-8458
(attach additional sheets as necessary)

Date	Payer	Description	Amount

5/31/16	Wells Fargo	Interest Income	$7.86

		Total Cash Receipts	$7.86 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B			Page 1 of 1 Rev. 12/10/2009

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B CASH RECEIPTS AND DISBURSEMENTS STATEMENT For Period: 5/23/16 TO 5/31/16

CASH RECEIPTS DETAIL	Account No:	Wells Fargo xxxx-1802
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

5/27/16	Void ck 31172	Merit Medical	Inventory	(1,250.60)
5/27/16	Void ck 31298	Harold Wolcott	Board fees	(12,500.00)
5/27/16	Void ck 31211	Questar Gas	Utilities	(49.42)

			Total Cash Disbursements	$(13,800.02)	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B				Page 1 of 1 Rev. 12/10/2009

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B CASH RECEIPTS AND DISBURSEMENTS STATEMENT For Period: 5/23/16 TO 5/31/16

CASH RECEIPTS DETAIL	Account No:	Wells Fargo xxxx-8458
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

5/31/16	EFT	Wells Fargo	Bank service charges	$10.00

			Total Cash Disbursements	$10.00	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B				Page 1 of 1 Rev. 12/10/2009

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-C COMPARATIVE BALANCE SHEET For Period Ended: 5/23/16 to 5/31/16

ASSETS		Current Month		(Book Value) Petition Date(1)
Current Assets:
Cash (from Form 2-B, line 5)		$291,886.80		$278,088.92
Accounts Receivable (from Form 2-E)		584,215.44		522,640.44
Receivable from Officers, Employees, Affiliates		-		-
Inventory		799,607.99		853,395.33
Other Current Assets :(List)	Prepaid insurance	72,162.05		83,323.54
	Deposits	107,888.91		107,888.91
Total Current Assets		$1,855,761.19		$1,845,337.14

Fixed Assets:
Land		$-		$-
Building		-		-
Equipment, Furniture and Fixtures		831,845.78		831,845.78
Total Fixed Assets		831,845.78		831,845.78
Less: Accumulated Depreciation		$(676,275.43)		$(671,402.40)

Net Fixed Assets		$155,570.35		$160,443.38

Other Assets (List):		-		-
		-		-

TOTAL ASSETS		$2,011,331.54		$2,005,780.52

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$87,401.64		$-
Post-petition Accrued Profesional Fees (from Form 2-E)		-		-
Post-petition Taxes Payable (from Form 2-E)		-		-
Post-petition Notes Payable		-		-
Other Post-petition Payable(List):	Attached list	-		0
		-		-

Total Post Petition Liabilities		$87,401.64	$

Pre Petition Liabilities:
Secured Debt	39,745.32	39,745.32
Priority Debt	51,787.72	51,787.72
Unsecured Debt	2,443,506.54	2,432,160.41

Total Pre Petition Liabilities	$2,535,039.58	$2,523,693.45

TOTAL LIABILITIES	$2,622,441.22	$2,622,441.22

OWNERS' EQUITY
Owner's/Stockholder's Equity	$68,532,407.88	$68,532,407.88
Retained Earnings - Prepetition	(69,086,387.20)	(69,050,320.81)
Retained Earnings - Post-petition	(57,130.36)	-

TOTAL OWNERS' EQUITY	$(611,109.68)	$(517,912.93)

TOTAL LIABILITIES AND OWNERS' EQUITY	$2,011,331.54	$2,005,780.52

(1)Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-D PROFIT AND LOSS STATEMENT For Period 5/23/16 to 5/31/16

	Current Month	Accumulated Total(1)

Gross Operating Revenue	$126,975.00	$126,975.00
Less: Discounts, Returns and Allowances	-	-

Net Operating Revenue	$126,975.00	$126,975.00

Cost of Goods Sold	30,925.48	30,925.48

Gross Profit	$96,049.52	$96,049.52

Operating Expenses
Officer Compensation	$-	$-
Selling, General and Administrative	91,118.87	91,118.87
Rents and Leases	-	-
Depreciation, Depletion and Amortization	3,377.55	3,377.55
Other (list):	-	-
	-	-

Total Operating Expenses	$94,496.42	$94,496.42

Operating Income (Loss)	$1,553.10	$1,553.10

Non-Operating Income and Expenses
Other Non-Operating Expenses	$-	$-
Gains (Losses) on Sale of Assets	-	-
Interest Income	7.86	7.86
Interest Expense	-	-
Other Non-Operating Income	-	-

Net Non-Operating Income or (Expenses)	$7.86	$7.86

Reorganization Expenses

Legal and Professional Fees	$58,691.32	$58,691.32
Other Reorganization Expense	-	-

Total Reorganization Expenses	$58,691.32	$58,691.32

Net Income (Loss) Before Income Taxes	$(57,130.36)	$(57,130.36)

Federal and State Income Tax Expense (Benefit)	-	-

NET INCOME (LOSS)	$(57,130.36)	$(57,130.36)

(1) Accumulated Totals include all revenue and expenses since the petition date.
Page 1 of 1 Rev. 12/10/2009

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-E SUPPORTING SCHEDULES For Period: 5/23/16 to 5/31/16

POST PETITION TAXES PAYABLE SCHEDULE

each payroll

	Beginning Balance (1)	Amount Accrued	Amount Paid		Date Paid	Check Number	Ending Balance

Income Tax Withheld
Federal	$-	$2,055.15	$		All taxes are paid to		$2,055.15
State	-	722.99			Surepayroll with each payroll		722.99
FICA Tax Withheld	-	1,238.07		-			1,238.07

Employer's FICA Tax	-	1,238.07		-			1,238.07

Unemployment Tax
Federal	-	8.40		-			8.40
State	-	17.90		-			17.90

Sales, Use & Excise Taxes	-	-		-			-

Property Taxes	-	-		-			-

Accrued Income Tax:
Federal	-	-		-			-
State	-	-		-			-
Other:	-	-		-			-

TOTALS	$-	$5,280.58		$-			$5,280.58

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

-13

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through

Workers' Compensation	Traveler's	$1,000,000	4/20/17	$10/20/16

General Liability	Traveler's	$7,000,000	8/31/16	$8/31/16

Property (Fire, Theft)	Included in General Liab		$

Vehicle	Traveler's	$1,000,000	8/31/16	$8/31/16

Other (list): Umbrella	Traveler's	$4,000,000	8/31/16	$8/31/16

Page 1 of 2 Rev. 12/10/2009

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-E SUPPORTING SCHEDULES For Period: 5/23/16 to 5/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$126,975.00	$87,401.64
30 to 60 days		-
61 to 90 days		-
91 to 120 days		-
Over 120 days		-

Total Post Petition	126,975.00

Pre Petition Amounts	523,720.44

Total Accounts Receivable	$650,695.44
Less: Bad Debt Reserve	(66,480.00)
Net Accounts Receivable (to Form 2-C)	$584,215.44

Total Post Petition
Accounts Payable	$87,401.64

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

		Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month- End Balance Due *

Debtor's Counsel		$25,000.00	$50,949.38		$	$50,949.38
Counsel for Unsecured						-
Creditors' Committee		-	-	-		-
Trustee's Counsel		-	-	-		-
Accountant		-	2,580.65	-		2,580.65
Other:	David Green	-	5,161.29	-		5,161.29
Total		$25,000.00	$58,691.32	$-		$58,691.32

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
None			$0

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Page 2 of 2 Rev. 12/10/2009

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-F QUARTERLY FEE SUMMARY* For the Month Ended: 5/31/16

POST PETITION TAXES PAYABLE SCHEDULE

Month	Year	Cash Disbursements**		Quarterly Fee Due	Check No.	Date Paid

January		$-
February		-
March		-

TOTAL 1st Quarter		$-

April		$-
May		(13,790.02)	‘
June		-

TOTAL 2nd Quarter		$-

July		$-
August		-
September		-

TOTAL 3rd Quarter		$-

October		$-
November		-
December		-

TOTAL 4th Quarter		$-

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

NOTES: '(1) $13,790.02 of checks that were paid pre-petition, were subsequently voided post petition. This negative amount was excluded from the calculation of quarterly fees due.

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Page 1 of 1 Rev. 12/10/2009

-18

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-G NARRATIVE For the Month Ended: 5/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On May 23, 2016, Perseon Corporation filed a voluntary petition under chapter 11 of the United States Bankruptcy Code in the United States District Court for the District of Utah, thereby commencing the bankruptcy case styled as In re Perseon Corp., Case No. 16-24435.  On May 23, 2016, the Debtor filed its Schedules, Statement of Financial Affairs, and a series of "first day motions" seeking Bankruptcy Court authority to continue to pay the Debtor's employees, insurance providers, and taxes as necessary, and to allow the Debtor to continue to use its prepetition bank accounts.  The Bankruptcy Court held a hearing on the Debtor's first day motions on May 24, 2016 and entered interim orders approving those motions.
On May 24, 2016, the Debtor filed a motion seeking Bankruptcy Court approval of the Debtor's entry into an asset purchase agreement with MedLink Technologies, LLC, which, if granted, will allow the Debtor to sell substantially all of its assets.

Page 1 of 1 Rev. 12/10/2009

DEBTOR:	Perseon Corporation	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	16-24435 RKM

Form 2-A
COVER SHEET

Period Ending: 6/30/16

Accounting Method:	☒Accrual Basis	☐Cash Basis

THIS REPORT IS DUE 14 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:
Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court.  Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Quarterly Fee Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts
IMPORTANT: Redact account numbers and remove check images

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	7/18/2016	Print Name:	Clinton E. Carnell Jr.

		Signature:	/s/ Clinton E. Carnell Jr.

		Title:	CEO and President

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period 6/1/16to 6/30/16

CASH FLOW SUMMARY	Current Month		Accumulated

1. Beginning Cash Balance	$291,886.80	(1)	$278,088.92	(1)

2. Cash Receipts
Operations	368,450.00		368,450.00
Sale of Assets	—		—
Loans/advances	850,000.00		850,000.00
Other	8,721.16		8,729.02

Total Cash Receipts	$1,227,171.16		$1,227,179.02

3. Cash Disbursements
Operations	189,757.90		175,967.88
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	55,261.40		55,261.40
Other	10.00		10.00

Total Cash Disbursements	$245,029.30		$231,239.28

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	982,141.86		995,939.74

5. Ending Cash Balance (to Form 2-C)	$1,274,028.66	(2)	$1,274,028.66	(2)

CASH BALANCE SUMMARY	Financial Institution	Book Balance

Petty Cash		$—

DIP Operating Account	Wells Fargo xxxx-1802	1,243,025.28

DIP State Tax Account		—

DIP Payroll Account	Wells Fargo xxxx-5217	4,665.12

Other Operating Account	Wells Fargo CC security deposit	25,000.00

Other Interest-bearing Account	Wells Fargo MM xxxx-8458	1,388.26

TOTAL (must agree with Ending Cash Balance above)		$1,274,028.66	(2)

(1)Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.

(2)All cash balances should be the same.

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period 6/1/16 to 6/30/16

CASH RECEIPTS DETAILS	Account No:	Wells Fargo xxxx-1802
[attach additional sheets as necessary]

Date	Payer	Description	Amount

	SEE ATTACHED		$1,227,170.99

		Total Cash Receipts	$1,227,170.99	(1)

(1)Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Debtor:	Perseon Corporation	Case No:	16-24435 RKM

Form 2-B		Account No:	WF xxx-1802
Cash Receipts
June 1 – 30, 2016

Payer	Description	Date	Amounts
Comed Medical Specialties	A/R Receipt	6/1/2016	8,400.00
Mayo Foundation	A/R Receipt	6/1/2016	33,000.00
University Health Care	A/R Receipt	6/6/2016	30,500.00
Comed Medical Specialties	A/R Receipt	6/7/2016	2,400.00
Comed Medical Specialties	A/R Receipt	6/9/2016	2,500.00
University Health Care	A/R Receipt	6/9/2016	4,500.00
IRS	Form 940 Refund	6/11/2016	1,979.77
VA FSC	A/R Receipt	6/15/2016	5,900.00
Comed Medical Specialties	A/R Receipt	6/16/2016	4,800.00
University Health Care	A/R Receipt	6/17/2016	7,820.00
IRS	Form 720 refund	6/21/2016	6,256.96
Medlink/Scion	Asset purchase deposit	6/22/2016	850,000.00
Mayo Foundation	A/R Receipt	6/24/2016	18,000.00
Comed Medical Specialties	A/R Receipt	6/24/2016	3,600.00
Federal Express	Refund	6/30/2016	484.26
Terumo Europe N.V.	A/R Receipt	6/30/2016	247,030.00

	Total Cash Receipts		1,227,170.99

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period 6/1/16 to 6/30/16

CASH RECEIPTS DETAILS	Account No:	Wells Fargo xxxx-8458
[attach additional sheets as necessary]

Date	Payer	Description	Amount

6/30/16	Wells Fargo	Interest Income	$0.17

		Total Cash Receipts	$0.17	(1)

(1)Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period 6/1/16to 6/30/16

CASH RECEIPTS DETAILS		Account No:	Wells Fargo xxxx-1802
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

	SEE ATTACHED			$245,019.30

			Total Cash Receipts	$245,019.30	(1)

(1)Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Debtor:	Perseon Corporation	Case No:	16-24435 RKM

Form 2-B		Account No:	WF xxx-1802
Cash Disbursements
June 1 – 30, 2016

Payee	Check No.	Date	Description (Purpose)	Amount
Vernay Laboraties	Void: CK031296	6/1/2016	R&D Testing	-5,781.76
Utah State Tax Comm.	Handcheck: EFT#Q4 2015 SALES USE TAX	6/1/2016	Sales & Use Tax Return	319.77
John Groen	Check: CK031302	6/3/2016	R&D Services	230.00
Risk Consulting	Check: CK031303	6/3/2016	R&D Services	135.00
EDD	Check: CK031304	6/3/2016	Payroll Tax Return	40.73
Select Health	Check: CK031305	6/3/2016	Health Insurance	6,585.00
Ben Beckham	Check: CK031306	6/3/2016	Sales & Mktg Services	3,750.00
BACS	Check: CK031307	6/3/2016	IT Tech Support	940.00
Veritas Mgmt Corp	Check: CK031308	6/3/2016	CE Mark Services	3,900.00
KAX	Check: CK031309	6/3/2016	Office Rent	3,913.00
THT Consulting	Check: CK031310	6/3/2016	Sales & Mktg Services	1,500.00
SurePayroll	Handcheck: EFT#ACH 2016.06.03	6/3/2016	Payroll and Payroll Taxes PPE 5/16-5/31/16	16,759.34
Mark Housekeeper	Handcheck: EFT#PPE 05.31.2016 1	6/3/2016	Travel Expenses	1,002.89
Ariel Duke	Handcheck: EFT#PPE 05.31.2016 2	6/3/2016	Office Supplies Reimbursements	596.51
Doug Wilkes	Handcheck: EFT#PPE 05.31.2016 3	6/3/2016	Supplies and Travel Reimbursements	553.37

Payee	Check No.	Date	Description (Purpose)	Amount
Clint Carnell	Handcheck: EFT#PPE 05.31.2016 4	6/3/2016	Travel Expenses	20,890.06
WCIO	Check: CK031311	6/6/2016	Trade Show Booth-Boston	5,500.00
Keith Barnes	Check: CK031312	6/6/2016	R&D Services	1,214.03
Federal Express	Check: CK031313	6/7/2016	Shipping Charges	185.78
De Lage Landen	Check: CK031314	6/7/2016	Monthly Payment 2 Office Copiers	897.43
Comcast	Check: CK031315	6/9/2016	Monthly Phone and Internet Charge	127.30
Wells Fargo	Check: CK031316	6/11/2016	Corporate Credit Card Travel Expenses	533.40
Federal Express	Check: CK031317	6/16/2016	Shipping Charges	484.26
Ben Beckham	Check: CK031318	6/16/2016	Sales & Mktg Services	6,992.06
Veritas Mgmt Corp	Check: CK031319	6/16/2016	CE Mark Services	6,412.50
Wells Fargo	Check: CK031320	6/16/2016	Corporate Credit Card Travel Expenses	1,090.35
Dirk Cooley	Check: CK031321	6/16/2016	R&D Services	723.02
Utah State Tax Comm.	Handcheck: EFT#Q1 2016 WT	6/17/2016	Payroll Tax Return	756.17
SurePayroll	Handcheck: EFT#PR 2016.06.17	6/17/2016	Payroll & Payroll Taxes PPE 6/1-6/15/16	40,321.17
Riley Astill	Handcheck: EFT#PR 2016.06.20 A	6/20/2016	Accounting Services	10,000.00
Carol Freasier	Handcheck: EFT#PR 06.20.2016 1	6/20/2016	R&D Services	692.00
David Green	Handcheck: EFT#PR 06.20.2016 3	6/20/2016	Operations & Admin Services	30,096.96
Mark Housekeeper	Handcheck: EFT#PR 06.20.2016 4	6/20/2016	Sales & Mktg Services	4,270.38

Payee	Check No.	Date	Description (Purpose)	Amount
Doug Wilkes	Handcheck: EFT#PR 06.20.2016 5	6/20/2016	Supplies and Travel Reimbursements	131.80
Michael Dachman	Handcheck: EFT#PR 06.20.2016 6	6/20/2016	Travel Expenses	2,590.22
Utah State Tax Comm.	Handcheck: EFT#2016.06.21	6/21/2016	Sales and Use Tax Return	134.28
Federal Express	Handcheck: EFT#06.21.2016	6/21/2016	Shipping Charges	484.26
Ariel Duke	Handcheck: EFT#PR 06.20.2016 2	6/24/2016	Office Supplies Reimbursements	63.34
Carol Freasier	Handcheck: EFT#PR 06.20.2016 7	6/24/2016	R&D Services	2,068.00
Sterigenics	Check: CK031322	6/29/2016	Inventory	1,050.00
Ben Beckham	Check: CK031323	6/29/2016	Sales & Mktg Services	3,287.19
BACS	Check: CK031324	6/29/2016	IT Tech Support	2,130.00
KAX	Check: CK031325	6/29/2016	Office Rent	3,913.00
Comcast	Check: CK031326	6/29/2016	Monthly Phone and Internet Charge	209.99
Risk Consulting	Check: CK031327	6/29/2016	R&D Services	1,477.50
Keith Barnes	Check: CK031328	6/29/2016	R&D Services	600.00
Veritas Mgmt Corp	Check: CK031329	6/29/2016	CE Mark Services	6,937.50
Keith Barnes	Void: CK031328	6/29/2016	R&D Services	-600
Keith Barnes	Check: CK031330	6/29/2016	R&D Services	554.10
Riley Astill	Handcheck: EFT#PR 2016.06.30 02	6/29/2016	Accounting Services	5,164.44
Ariel Duke	Handcheck: EFT#PR 2016.06.30 01	6/30/2016	Office Supplies Reimbursements	48.07
Doug Wilkes	Handcheck: EFT#PR 2016.06.30 03	6/30/2016	Supplies and Travel Reimbursements	548.93
Jeremy Ellis	Handcheck: EFT#PR 2016.06.30	6/30/2016	R&D Services	1,299.18

Payee	Check No.	Date	Description (Purpose)	Amount
Devin Ellis	Handcheck: EFT#PR 2016.06.30 05	6/30/2016	R&D Services	950.00
Michael Dachman	Handcheck: EFT#PR 2016.06.30 06	6/30/2016	Travel Expenses	24.57
Mark Housekeeper	Handcheck: EFT#PR 2016.06.30 07	6/30/2016	Travel Expenses	502.21
Carol Freasier	Handcheck: EFT#PR 2016.06.30 08	6/30/2016	R&D Services	2,560.00
Clint Carnell	Handcheck: EFT#PR 2016.06.30 09	6/30/2016	Travel Expenses	15,806.61
David Green	Handcheck: EFT#PR 2016.06.30 10	6/30/2016	Operations & Admin Services	10,000.00
SurePayroll	Handcheck: EFT#PR 2016.06.30 11	6/30/2016	Payroll and Payroll Taxes PPE 6/15-6/30/16	15,309.82
SurePayroll	Sure PR fee 05.31.2016	6/2/2016	Payroll Fee	91.99
Wells Fargo Merchant Svcs.	Bankcard Interchange Fee	6/10/2016	Credit Card Processing Fees	1,035.18
Wells Fargo Merchant Svcs.	Bankcard Discount Fee	6/10/2016	Credit Card Processing Fees	680.80
Wells Fargo Merchant Svcs.	Bankcard Fee	6/10/2016	Credit Card Processing Fees	48.72
Wells Fargo Merchant Svcs.	Service charge	6/13/2016	Credit Card Processing Fees	286.88

	Total Cash Disbursements			245,019.30

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period 6/1/16to 6/30/16

CASH RECEIPTS DETAILS		Account No:	Wells Fargo xxxx-1802
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

6/30/16	EFT	Wells Fargo	Bank service charges	$10.00

			Total Cash Receipts	$10.00	(1)

(1)Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: 6/30/16

ASSETS		Current Month	(Book Value) Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$1,274,028.66	$278,088.92
Accounts Receivable (from From 2E)		351,590.44	522,640.44
Receivable from Officers, Employees, Affiliates		—	—
Inventory		774,007.99	853,395.33
Other Current Assets: (List)	Prepaid insurance	63,535.03	83,323.54
	Deposits	103,975.91	107,888.91
Total Current Assets		$2,567,138.03	$1,845.337.14

Fixed Assets:
Land		$—	$—
Building		—	—
Equipment, Furniture and Fixtures		831,845.78	831,845.78
Total Fixed Assets		831,845.78	831,845.78
Less: Accumulated Depreciation		(681,874.78)	(671,402.40)
Net Fixed Assets		$149,971.00	$160,443.38
Other Assets (List):		—	—
		—	—
TOTAL ASSETS		$2,717,109.03	$2,005,780.52

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$21,189.34	$—
Post-petition Accrued Professional Fees (from Form 2-E)		127,349.38	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable(List):		—	—
		—	—
Total Post Petition Liabilities		$148,538.72	$—
Pre Petition Liabilities:
Secured Debt (Rcvd $850K from stalking horse bidder)		888,847.89	39,745.32
Priority Debt		51,787.72	51,787.72
Unsecured Debt		2,423,882.55	2,432,160.41
Total Pre Petition Liabilities		3,364,518.16	2,523,693.45
TOTAL LIABILITIES		3,513,056.88	2,523,693.45

OWNERS' EQUITY
Owner's/Stockholder's Equity		$68,532,407.88	$68,532,407.88
Retained Earnings - Prepetition		(69,086,387.20)	(69,050,320.81)
Retained Earnings - Post-petition		(241,968.53)	—
TOTAL OWNERS’ EQUITY		$(795,947.85)	$(517,912.93)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$2,717,109.03	$2,005,780.52

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-D
PROFIT AND LOSS STATEMENT
For Period 6/1/16 to 6/30/16

		Current Month	Accumulated Total (1)

Gross Operating Revenue		$135,855.00	$262,830.00
Less: Discounts, Returns and Allowances		(—)	(—)

Net Operating Revenue		$135,855.00	$262,830.00

Cost of Goods Sold		28,554.66	59,480.14

Gross Profit		$107,300.34	$203,349.86

Operating Expenses
Officer Compensation		$—	$—
Selling, General and Administrative		174,865.81	265,984.68
Rents and Lease		11,739.00	11,739.00
Depreciation, Depletion and Amortization		4,103.87	7,481.42
Other (List):	Incoming wire fee	30.00	30.00
		—	—

Total Operating Expenses		$190,738.68	$285,235.10

Operating Income (Loss)		$(83,438.34)	$(81,885.24)

Non-Operating Income and Expenses
Other Non-Operating Expenses		$—	—
Gains (Losses) on Sale of Assets		—	—
Interest Income		0.17	8.03
Interest Expense		—	—
Other Non-Operating Income		—	—

Net Non-Operating Income or (Expenses)		$0.17	$8.03

Reorganization Expenses
Legal and Professional Fees		$106,400.00	$160,091.32
Other Reorganization Expense		—	—

Total Reorganization Expenses		$106,400.00	$160,091.32

Net Income (Loss) Before Income Taxes		$(189,838.17)	$(241,968.53)

Federal and State Income Tax Expense (Benefit)		—	—

NET INCOME (LOSS)		$(189,838.17)	$(241,968.53)

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period 6/1/16 to 6/30/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:
Federal	$2,055.15	$8,425.66	$10,480.81	6/3 6/23 6/30	EFT Surepayroll	$—
State	722.99	1,626.49	2,349.48	6/3 6/23 6/30	EFT Surepayroll	—

FICA Tax Withheld	1,238.07	2,915.89	4,153.96	6/3 6/23 6/30	EFT Surepayroll	—

Employer’s FICA Tax	1,238.07	2,915.89	4,153.96	6/3 6/23 6/30	EFT Surepayroll	—

Unemployment Tax:
Federal	8.40	3.55	11.95	6/3 6/23 6/30	EFT Surepayroll	—
State	17.90	8.69	26.59	6/3 6/23 6/30	EFT Surepayroll	—

Sales Use & Excise Taxes						—

Property Taxes						—

Accrued Income Tax:
Federal	—	—	—			—
State	—	—	—			—
Other:_______	—	—	—			—

TOTALS	$5,280.58	$15,896.17	$21,176.75			$—

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage		Expiration Date	Premium Paid Through

Workers’ Compensation	Traveler’s		$1,000,000	4/20/17	10/20/16

General Liability	Traveler’s		$7,000,000	8/31/16	8/31/16

Property (Fire, Theft)	Included in General Liab	$

Vehicle	Traveler’s		$1,000,000	8/31/16	8/31/16

Other (list): Umbrella	Traveler’s		$4,000,000	8/31/16	8/31/16

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period 6/1/16to 6/30/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$135,855.00	$84,435.70
30 to 60 days	75,950.00	64,103.02
61 to 90 days		—
91 to 120 days		—
Over 120 days		—

Total Post Petition	211,805.00

Pre Petition Amounts	206,265.44

Total Accounts Receivable	$418,070.44
Less: Bad Debt Reserve	(66,480.00)
Net Accounts Receivable (to Form 2-C)	$351,590.44
		902,410.86
	Total Post Petition Accounts Payable	$1,050,949.58

*Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month			Date of Court Approval	Month-end Balance Due*

Debtor’s Counsel	$25,000.00	$76,400.00	$				$127,349.38
Counsel for Unsecured Creditor’s Committee	—	—		—			—
Trustee’s Counsel	—	—		—			—
Accountant	—	10,000.00		15,164.44	(1)		—
Other: David Green	—	20,000.00		40,096.96	(1)		—
Total	$25,000.00	$106,400.00		$55,261.40			$127,349.38

*Balance due to include fees and expenses incurred but not yet paid

(1) Amounts paid in current month includes payments for fees incurred pre petition, so this will tie to the disbursements schedule.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
None			$0

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-F
QUARTERLY FEE SUMMARY*
For the Month Ended: 6/30/16

Month	Year	Cash Disbursements **		Quarterly Fee Due	Check No.	Date Paid

January			$
February
March

TOTAL 1st Quarter			$

April
May
June
TOTAL 2nd Quarter			$

July
August
September
TOTAL 3rd Quarter			$

October
November
December
TOTAL 4th Quarter			$

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C,. §1930(a)(6)
Quarterly Disbursement	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

NOTES:(1) $13,790.02 of checks that were paid pre-petition, were subsequently voided post petition. This negative amount was excluded from the calculation of quarterly fees due.

*This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

**Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts
Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR:	Perseon Corporation	CASE NO:	16-24435 RKM

Form 2-G
NARRATIVE
For the Month Ended: 6/30/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On June 16, 2016, the Debtor held its 341 meeting of creditors.  On June 21, 2016, the Bankruptcy Court entered its Order (a) Authorizing Assumption of Asset Purchase Agreement, (b) Authorizing Bid Protections, (c) Authorizing Bidding Procedures and Auction, and (d) Scheduling Sale Hearing and Approving Notice Thereof [Docket No. 56] (the “Bidding Procedures Order”).  The Bidding Procedures Order authorized the Debtor to assume its asset purchase agreement with MedLink Technologies, LLC, confirmed MedLink as the stalking horse bidder for the Debtor’s assets, set a July 21, 2016 deadline for interested parties to submit bids for the Debtor’s assets, set a July 25, 2016 auction for the Debtor’s assets, and set a July 26, 2016 hearing to approve the sale of the Debtor’s assets to the winning bidder at the auction.  Also in June, the Debtor filed motions to employ: Suntrust Robinson Humphrey, Inc. as its investment banker [Docket No. 57], Riley Astill as accountant [Docket No. 40], and David Green as chief restructuring consultant [Docket No. 59].  In addition to those motions, the Debtor filed a motion to assume a its employment agreement with Clinton Carnell – the Debtor’s CEO [Docket No. 63].  The hearing on those motions was set for July 12, 2016.